UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	The Registrant’s October 16, 2003, press release announcing its earnings results for the three- and nine-month periods ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

On October 16, 2003, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 12.

On October 16, 2003, the Registrant issued a press release announcing its earnings results for the three- and nine-month periods ended September 30, 2003. This press release, dated October 16, 2003, is attached as Exhibit 99.1 to this report.

ANNEX A

Third Quarter 2003 Review October 16, 2003 Speakers: Henry Meyer Jeff Weeden 10/15/2003 4:59 PM

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated fourth quarter and full-year 2003 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Challenging revenue environment Improved asset quality Growth in core deposits Continued focus on expenses Completed NewBridge acquisition Board authorized repurchase of 25 million shares

Financial Summary - 3Q03 EPS of $0.53 Noninterest income up $29 mill. from 2Q03 Average core deposits up annualized 8% Net charge-offs and NPLs down Repurchased 2.5 million shares

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 3.81%

Net Interest Margin 2Q03 3.85% Net Interest Margin (TE) 2Q03 vs. 3Q03 Net Interest Margin 3Q03 3.73% Prepayments/Loan Sales Deposit Mix/Spreads FIN 46 TOTAL (6) (4) (2) (12) b.p.

$38.1 $37.7 $37.1 $37.1 $36.5 $36.4 $36.5 $36.5 $36.4 (1)% 23.3 22.0 22.9 24.0 24.6 24.3 24.7 25.2 25.7 6 3.5 3.0 2.5 2.0 1.7 1.4 1.1 0.9 0.8 (61) 1.3 1.1 1.0 0.8 0.7 0.6 0.5 0.4 0.2 (166) 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.6 0.4 0 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 0 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 26.4 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 36.7 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 63.1 Average Loans in billions % change * 3Q03 vs. 2Q03 * Annualized Commercial Consumer Auto Commercial Exit Portfolios

in billions Average Core Deposit Growth * Annualized 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 dda 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 2.1 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 18.4 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 42.2 Now/MMDA $13.1 $13.0 $13.4 $13.2 $13.3 $15.1 $16.8 $17.7 18.4 14% Savings 1.9 1.9 1.9 2.0 2.0 2.0 2.0 2.1 2.1 2 CD's 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 (13) DDA 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 23 TOTAL $37.0 $37.4 $37.3 $37.0 $37.2 $39.2 $40.4 $41.3 $42.2 8% % change * 3Q03 vs. 2Q03

Noninterest Income 2Q03 $434 Noninterest Income 3Q03 vs. 2Q03 Net gain from securitizations/sales Trust and Investment Services All other - net TOTAL Noninterest Income 3Q03 $463 in millions 25 8 29 (4)

Noninterest Expense 3Q03 vs. 2Q03 Personnel All other - net TOTAL Noninterest Expense 2Q03 $688 Noninterest Expense 3Q03 $699 in millions 9 2 11

Net Charge-Offs to Average Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 KEY 0.0084 0.0042 0.0063 0.0064 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 0.0077 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006

Net Charge-Offs to Average Loans by Loan Type Corporate & Investment Banking Consumer Banking 1Q02 0.0149 0.0105 2Q02 0.0151 0.0093 3Q02 0.0143 0.0077 4Q02 0.0132 0.0097 1Q03 0.0108 0.0097 2Q03 0.01 0.0075 3Q03 0.0073 0.0084 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Consumer Commercial 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 0.0224 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 0.0137 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081

3Q02 4Q02 1Q03 2Q03 3Q03 NPLs beginning of period $957 $987 $943 $904 $837 Loans placed on nonaccrual status 281 339 237 168 240 Charge-offs (185) (186) (161) (141) (123) Loans sold (25) (36) (23) (42) (73) Payments (41) (149) (58) (26) (73) Transfers to OREO -- -- (19) (1) (6) Loans returned to accrual status -- (13) (15) (25) (7) Acquisition -- 1 -- -- NPLs end of period $987 $943 $904 $837 $795 in millions Nonperforming Loans - Flow Analysis

Allowance to NPL 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 1.77 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863 2.02

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 0.0694 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673 0.0655

Relatively stable net interest margin Stable to modest loan growth Improving climate for fee-based businesses Continued focus on expenses Asset Quality - stable to improving 4Q-03 EPS: $0.52 to $0.55 Fourth Quarter 2003 Outlook

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: October 16, 2003	/s/ Lee Irving

	By:	Lee Irving
Executive Vice President
and Chief Accounting Officer